SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 31, 2002
                        (Date of earliest event reported)



                        LANDAMERICA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)



        Virginia                     1-13990                    54-1589611
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
    of Incorporation)                                       Identification No.)


               101 Gateway Centre Parkway
                   Richmond, Virginia                  23235-5153
         (Address of Principal Executive Offices)      (Zip Code)


                    Registrant's telephone number, including
                                   area code:
                                 (804) 267-8000






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Item 5.     Other Events.

         The press release issued by the Registrant on May 31, 2002 and attached hereto as an exhibit is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits.

                 99.1   Press release issued by the Registrant on May 31, 2002.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LANDAMERICA FINANCIAL GROUP, INC.
                                      (Registrant)



Date:  June 11, 2002                 By:    /s/G. William Evans
                                            ______________________________
                                            G. William Evans
                                            Executive Vice President and
                                            Chief Financial Officer




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                                  Exhibit Index
                                  -------------

Exhibit
Number                              Document
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   99.1     Press release issued by the Registrant on May 31, 2002.